Fourth Quarter 2021 Earnings Call

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the continued impact of the COVID-19 pandemic (and variants thereof) and related governmental response measures on the U.S. economy and the economies of the markets in which we operate; (ii) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies; (ix) changes in the securities and foreign exchange markets; (x) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

Overview Note: Financial data as of December 31, 2021 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $16.8 billion Loans: 10.0 Deposits: 13.9 Equity: 2.2 3 MS 23% AL 23% FL 6% GA 31% TN 17% Loans MS 36% AL 14%FL 3% GA 34% TN 13% Deposits 76% 3% 19% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

55 20 65 10 65 75 20 95 95 85 77 95 81 7524 40 59 40 FLORIDA Jackson Mobile Knoxville Chattanooga Greensboro Raleigh Columbia Nashville Winston-Salem Montgomery Birmingham Columbus Charlotte Jacksonville Memphis Orlando Huntsville Tallahassee Atlanta Wilmington Charleston Savannah Tupelo Greenville MISSISSIPPI ALABAMA TENNESSEE GEORGIA SOUTH CAROLINA NORTH CAROLINA ARKANSAS LOUISIANA Branch (161) Loan Production Office (7) Mortgage (21) Insurance (8) Financial Services (2) 4 Renasant Footprint

Fourth Quarter Highlights 5 • Net income of $37.1 million with diluted EPS of $0.66 and adjusted diluted EPS (non-GAAP)(1) of $0.68 • Completed the public offering and sale of $200 million of 3.00% fixed-to- floating rate subordinated notes due 2031 • Allowance for credit losses on loans to total loans and the allowance to total loans, excluding Paycheck Protection Program (“PPP”) loans (non-GAAP)(1), decreased to 1.64% and 1.65%, respectively • Improvement of credit metrics with nonperforming loans to total loans at 0.51% and classified loans to total loans at 1.60% • Loans, excluding PPP loans (non-GAAP)(1), had modest growth on a linked quarter basis and increased $157.6 million, or 1.61%, year over year • Deposits increased $651 million on a linked quarter basis, and noninterest- bearing deposits now represent 33.93% of total deposits (1) Adjusted diluted EPS, allowance for credit losses to loans, excluding PPP loans, and loans, excluding PPP loans, are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Financial Condition

Total Assets 7 Note: Dollars in millions $14,930 $15,623 $16,022 $16,156 $16,810 $12 ,000 $12 ,500 $13 ,000 $13 ,500 $14 ,000 $14 ,500 $15 ,000 $15 ,500 $16 ,000 $16 ,500 $17 ,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021

Loans and Yields 8 Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. $10,934 $10,688 $10,149 $10,017 $10,021 4.10% 4.24% 4.24% 4.11% 3.98% 4.03% 4.01% 3.94% 3.89% 3.87% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I PPP Loan Yield Core Loan Yield**

Deposit Mix and Pricing 9 Note: Dollars in millions $12,059 $12,737 $13,115 $13,255 $13,906 0.33% 0.27% 0.24% 0.21% 0.18% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Liquidity 10 Note: Dollars in millions $633 $1,262 $1,605 $1,476 $1,878 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Cash and Cash Equivalents $1,343 $1,536 $2,164 $2,545 $2,387 $416 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 AFS securities HTM securities Securities 92% 88% 81% 76% 73% $1 $1 $1 $1 $1 $1 $1 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Average Loans to Average Deposits

Capital Position 11 Tier 1 $1,422 Tier 2 $475 Regulatory Capital as of December 31, 2021 • Sold in a public offering $200 million of 3.00% fixed- to-floating rate subordinated notes due 2031 • $50 million stock repurchase program will remain in effect through October 2022; however, no buyback activity in the fourth quarter of 2021 and no current intent to repurchase stock • Consistent dividend payment history, including through the 2008 financial crisis • Redeemed $15 million in subordinated notes in October 2021 and $30 million in December 2021, with an additional $30 million in subordinated notes to be redeemed on March 1, 2022 Capital Highlights Subordinated Notes $359 ACL $116 Trust Preferred $108 Common Equity Tier 1 $1,314 1 Note: Dollars in millions

Strong Capital Position 12 (1) Inclusive of the capital conservation buffer * Tangible Common Equity is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. Ratio 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Minimum to be Well Capitalized (1) Tangible Common Equity* 8.33% 8.23% 8.22% 8.15% 7.86% N/A Leverage 9.37 9.49 9.30 9.18 9.15 5.00% Tier 1 Risk Based 11.91 12.00 12.07 11.94 12.10 8.50 Total Risk Based 15.07 15.09 15.11 14.66 16.14 10.50 Tier 1 Common Equity 10.93 11.05 11.14 11.02 11.18 7.00 Capital Ratios

Asset Quality

1.61% 0.00% 1.00% 2.00% 3.00% 4.00% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Classified Loans/Total Loans* Classified Loans % of Total Loans, excl. PPP ($ in thousands) 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Loans 30-89 Days Past Due/ Total Loans* 30-89 DPD % of Total Loans, excl. PPP ($ in thousands) Asset Quality 14* The ratio of loans 30-89 days past due to total loans (excluding PPP loans) and the ratio of classified loans to total loans (excluding PPP loans) are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

0.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 NPAs/Total Assets* Nonperforming loans OREO % of Assets, excl. PPP ($ in thousands) 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net Charge-offs/Average Loans* Net charge-offs % of Avg Loans, excl. PPP ($ in thousands) Asset Quality 15* Nonperforming assets to total assets (excluding PPP loans) and net charge-offs to average loans (excluding PPP loans) are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

1.65% 1.60% 1.65% 1.70% 1.75% 1.80% 1.85% 1.90% $140,000 $150,000 $160,000 $170,000 $180,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Allowance/Total Loans* Allowance % of Total Loans, excl. PPP ($ in thousands) 323% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 16* Allowance for credit losses to total loans (excluding PPP) is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans SBA Paycheck Protection Program - - - - Commercial, Financial, Agricultural 39,031$ 2.77 33,922$ 2.49 Lease Financing Receivables 1,624 2.14 1,486 1.95 Real Estate - 1-4 Family Mortgage 32,165 1.19 32,356 1.19 Real Estate - Commercial Mortgage 76,127 1.67 68,940 1.52 Real Estate - Construction 16,047 1.87 16,419 1.49 Installment loans to individuals 11,150 5.32 11,048 7.71 Allowance for Credit Losses on Loans 176,144 1.61 164,171 1.64 Allowance for Credit Losses on Deferred Interest 1,500 1,273 Reserve for Unfunded Commitments 20,535 20,035 Total Reserves 198,179$ 185,479$ 12/31/202112/31/2020 17* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. • Allowance for credit losses on loans to total loans (excluding PPP loans)* was 1.65% and 1.80% as of December 31, 2021 and December 31, 2020, respectively.

Loss Absorption Capacity 18* Allowance for credit losses to total loans (excluding PPP) is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. ($ in thousands) Allowance for Credit Losses on Loans 164,171$ Reserve for Unfunded Commitments 20,035 Purchase Accounting Discounts 14,794 Total Loss Absorption Capacity 199,000$ 12/31/2021

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 20 $31.5 $57.9 $40.9 $40.1 $37.1 $57.4 $62.3 $48.8 $50.2 $49.2 1.53% 1.66% 1.24% 1.23% 1.19% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Diluted Earnings per Share Reported and Adjusted* 21 $.56 $1.02 $.72 $.71 $.66$.68 $.85 $.73 $.71 $.68 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Diluted EPS (GAAP) Diluted EPS Adjusted (non-GAAP)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Profitability Ratios 22 5.88% 10.81% 7.40% 7.16% 6.59% 13.52% 16.68% 13.64% 13.13% 12.31% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* *ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. 0.84% 1.54% 1.04% 0.99% 0.89% 1.02% 1.29% 1.04% 0.99% 0.92% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Core Net Interest Income (FTE) & Core Net Interest Margin* 23 $110.0 $111.3 $111.2 $105.0 $103.3 3.35% 3.37% 3.19% 2.93% 2.81%3.22% 3.12% 2.92% 2.76% 2.73% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”.

Note: Dollars in thousands $62,864 $81,037 $47,610 $50,755 $47,582 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 24 Service Charges 21% Fees and Commissions 8% Insurance 5% Wealth Management 11%Securities Gains 0% Mortgage Banking 31% Other 24% Q4 2021 – Noninterest Income Contribution • The Company recognized a $4.7 million swap termination gain during the 4th quarter of 2021

Mortgage Banking 25 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments included in “Gain on sales of loans, net” in the table above. ($ in thousands) 4Q20 3Q21 4Q21 Gain on sales of loans, net 36,080$ 20,116$ 10,801$ Fees, net 5,318 3,420 4,320 Mortgage servicing income, net (3,606) (244) (395) MSR valuation adjustment 1,968 - - Mortgage banking income, net 39,760$ 23,292$ 14,726$ 4.21% 3.85% 2.73% 2.23% 2.01% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $1.4 $1.7 $1.5 $1.4 $1.2 $- $0 $0 $1 $1 $1 $1 $1 $2 $2 $2 Q4 2020 Q1 2021 Q2 2021 Q3 2021 4Q 2021 Locked Volume (in billions) 4Q20 3Q21 4Q21 Wholesale 41 42 38 Retail 59 58 62 Purchase 50 59 65 Refinance 50 41 35

Noninterest Expense and Efficiency Ratio 26 Salaries and employee benefits 62% Data processing 5% Net occupancy and equipment 11% Intangible amortization 2% Debt prepayment penalties 6% Other 14% Q4 2021 – Noninterest Expense Mix($ in thousands) 3Q21 4Q21 Change Salaries and employee benefits 69,115$ 62,523$ (6,592)$ Data processing 5,277 5,346 69 Net occupancy and equipment 11,748 11,177 (571) Intangible amortization 1,481 1,424 (57) Debt prepayment penalty - 6,123 6,123 Other 16,378 14,522 (1,856) Total 103,999$ 101,115$ (2,884)$ 71% 60% 68% 67% 67%64% 64% 67% 66% 64% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* *Adjusted Efficiency Ratio is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the section “Non-GAAP Reconciliations”. • Noninterest expense was down $2.9 million linked quarter • Decrease in salaries and benefits driven by savings from ongoing efficiency initiatives • Incurred a debt prepayment penalty of $6.1 million in connection with the prepayment of a $150 million long- term advance from the FHLB

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